[LOGO] DAG MEDIA Inc.

Contact:
Assaf Ran, CEO
Yael Shimor-Golan, CFO
(718) 520-1000
SOURCE: DAG Media, Inc.

DAG Media, Inc. Reports Year 2002 Consolidated Financial Results

NEW YORK, March 31 2003 /PRNewswire/ -- DAG Media Inc. (Nasdaq: - news)

      Dag Media, Inc., a leading independent print and online publisher of Yellow page directories, today announced that consolidated net advertising revenue for the year ended December 31, 2002 was $6,530,000, versus $5,586,000 for year 2001, an increase of $944,000 or 16.9%.

      Gross profit increased to $4,800,000 in 2002 from $4,084,000 in the twelve months period ending December 31, 2001.

      For the year ended December 31, 2002, consolidated loss before provision for income tax and the cumulative effect of change in accounting principle was ($353,000). Net loss after the cumulative affect of change in accounting principle was ($1,093,000) in 2002 versus a net loss of ($117,000) in 2001, during which there was no change in accounting principle. Basic net loss per common share was ($0.37) in 2002 and ($0.04) in 2001.

      As of December 31, 2002, the company also reported $7,030,000, or approximately $2.41 per share, in cash, cash equivalents and marketable securities, current assets of $12,375,000, and total assets of $13,621,000. DAG Media also reported total shareholders' equity of $7,003,000 and deferred revenues of $4,782,000.

      The major reasons for the $1,093,000 loss during the year 2002 were $895,000 attributable to the cumulative affect of change in accounting principle and operating losses at Black Book Photography Inc., subsequent to its acquisition in August 2002 said Yael Shimor-Golan, Dag Media's Chief Financial Officer.

      DAG Media Chairman of board and Chief Executive Officer Assaf Ran remarked,"Relative to the New York metropolitan market condition, I'm pleased with the results. Thanks to our devoted employees and sales force we where able to increase revenue and market share. We have already begun the turn-around at Black Book and believe it will realize renewed growth and future earnings."

DAG Media publishes and distributes three yellow page directories in print as well as photography and illustration directories. We also operate several web sites that complement our directories at http://www.newyellow.com and at http://www.blackbook.com.

Forward-looking statements in this release are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements involve risks and uncertainties, including, without limitation, continued acceptance of the Company's products, increased levels of competition, new products introduced by competitors, changes in the rates of subscriber acquisition and retention, and other risks detailed from time to time in the Company's periodic reports filed with the Securities and Exchange Commission.

                               - Tables Follow -

                                 DAG MEDIA, INC.
                           CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 2002
                                    (Audited)

Assets
Current assets:
Cash and cash equivalents                                                       $    202,420
Marketable securities                                                              6,827,919
                                                                                ------------
         Total cash and cash equivalents and Marketable securities                 7,030,339
Trade accounts receivable, net of allowance for doubtful accounts of $842,000      2,666,097
Directories in progress                                                            2,110,826
Deferred tax assets                                                                  444,831
Other current assets                                                                 123,152
                                                                                ------------
         Total current assets                                                     12,375,245
                                                                                ------------

Fixed assets, net of accumulated depreciation of $ 185,811                           293,038
Goodwill                                                                             458,131
Trademarks and other intangibles, net                                                462,801
Other assets                                                                          31,593
                                                                                ------------
         Total assets                                                           $ 13,620,808
                                                                                ============
Liabilities and Shareholder's Equity
Current liabilities:
Accounts payable and accrued expenses                                           $    752,205
Accrued commissions and commissions payable                                          808,050
Advanced billing for unpublished directories                                       4,781,551
Income tax payable                                                                   270,549
                                                                                ------------
         Total current liabilities                                                 6,612,355
                                                                                ------------
Deferred tax liabilities                                                               5,727
                                                                                ------------
Shareholders' equity:
Preferred shares -$0.01 par value; 5,000,000 shares authorized;
no shares issued                                                                          --
Common shares - $0.001 par value; 25,000,000 shares authorized;
2,996,190 issued and 2,927,460 outstanding                                             2,996
Additional paid-in capital                                                         8,012,947
Treasury stock, at cost-68,730 shares                                               (231,113)
Deferred Compensation                                                               (125,886)
Accumulated other comprehensive income                                                22,418
Retained earnings                                                                   (678,636)
                                                                                ------------
         Total shareholders' equity                                                7,002,726
                                                                                ------------
         Total liabilities and shareholders' equity                             $ 13,620,808
                                                                                ============

                                 DAG MEDIA, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                    (Audited)

                                                                           Twelve Months Ended
                                                                               December 31,

                                                                          2002            2001
                                                                       -----------    -----------
Advertising revenues                                                   $ 6,529,605    $ 5,585,640
Publishing costs                                                         1,729,993      1,501,574
                                                                       -----------    -----------
     Gross profit                                                        4,799,612      4,084,066
Operating costs and expenses:
     Selling expenses                                                    2,336,710      1,952,939
     General and administrative                                          3,056,713      2,736,847
                                                                       -----------    -----------
     Total operating costs and expenses                                  5,393,423      4,689,786
                                                                       -----------    -----------
     Loss from operation                                                  (593,811)      (605,720)
Total other income, net                                                    240,686        404,890
                                                                       -----------    -----------
Loss before provisions for Income taxes and cumulative
effect of change in accounting principle                                  (353,125)      (200,830)
Benefit for income taxes                                                   155,131         83,752
                                                                       -----------    -----------
     Loss before cumulative effect of change in accounting principal      (197,994)      (117,078)
Cumulative effect of change in accounting principle,                      (895,000)            --
                                                                       -----------    -----------

Net loss                                                               $(1,092,994)   $  (117,078)
                                                                       ===========    ===========
Loss per common share:
Basic and diluted
Loss before cumulative effect of change in accounting principle        $     (0.07)   $     (0.04)
Cumulative effect of change in accounting principle                          (0.30)            --
                                                                       -----------    -----------
Net loss per common share                                              $     (0.37)   $     (0.04)
                                                                       ===========    ===========
Outstanding
  -  Basic and diluted                                                   2,917,973      2,907,460